Exhibit 1

AGREEMENT OF JOINT FILING

(CKX, INC.)

In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned hereby confirm the agreement by and among them to the joint filing on behalf of them of the Statement on Schedule 13D and any and all further amendments thereto, with respect to the securities of the above referenced issuer, and that this Agreement be included as an Exhibit to such filing.  This Agreement may be executed in any number of counterparts each of which shall be deemed to be an original and all of which together shall be deemed to constitute one and the same Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Agreement as of this 27th day of June 2011.

CKX ENTERTAINMENT OFFEROR SUB, LLC

By:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer

CKX ENTERTAINMENT UK LIMITED

By:	/s/ Stan Parker
Name:	Stan Parker
Title:	Director

CKX ENTERTAINMENT, INC.

By:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer

CKX ENTERTAINMENT HOLDINGS, INC.

By:	/s/ Thomas P. Benson
Name:	Thomas P. Benson
Title:	Chief Financial Officer

APOLLO CKX HOLDINGS, L.P.

By:	Apollo CKX Holdings GP, LLC
Its General Partner

	By:	Apollo Management VII, L.P.
Its manager

	By:	AIF VII Management, LLC
Its general partner

		By:	/s/ Laurie D. Medley
		Name:	Laurie D. Medley
		Title:	Vice President

APOLLO CKX HOLDINGS GP, LLC

By:	Apollo Management VII, L.P.
Its manager

	By:	AIF VII Management, LLC
Its general partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT VI, L.P.

By:	AIF VII MANAGEMENT, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT, L.P.

By:	APOLLO MANAGEMENT GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	APOLLO MANAGEMENT HOLDINGS, GP, LLC
Its General Partner

	By:	/s/ Laurie D. Medley
	Name:	Laurie D. Medley
	Title:	Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Name:	Laurie D. Medley
Title:	Vice President